SEQUOIA FUND, INC.

Supplement dated August 22, 2016
to the Prospectus dated April 29, 2016

At a recent meeting, the Board of Directors of Sequoia Fund, Inc. (the "Fund") considered and approved offering the Fund's shares to all new investors, including those seeking to purchase shares of the Fund through financial intermediaries with which the Fund has agreements.  Effective August 23, 2016, the Fund will begin accepting orders for the purchase of Fund shares from all new investors.  At that time, Fund shares will be available for purchase as described in the section of the prospectus titled "Purchase and Sale of Shares" as amended by this supplement.

Accordingly, the first paragraph under the heading "Purchase and Sale of Fund Shares" on page 4 of the Prospectus is deleted in its entirety, and the first paragraph under the heading "How to Buy Shares" on page 7 of the Prospectus is deleted in its entirety.

In addition, the fourth paragraph under the heading "How to Buy Shares" on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Important Note to New Taxable Investors:  As of August 16, 2016, the net unrealized appreciation of the Fund's portfolio was approximately 50.4% of the Fund's net assets.  If the Fund sells appreciated securities and distributes the profit, the distributed appreciation will be taxable to you either as capital gains or as ordinary income, depending upon how long the Fund held the appreciated securities. You should carefully consider the potential tax effects prior to making an investment in the Fund.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.